UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2009

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the annual meeting of stockholders on May 19, 2009, the Registrant’s stockholders approved (1) the material terms of the Annual Executive Incentive Plan (the “Annual Plan”) and (2) the 2009 Equity Incentive Plan (the “Equity Plan”).

The Annual Plan was approved by the Registrant’s Board of Directors, subject to approval of the material terms by stockholders, on February 24, 2009. The Annual Plan replaces the Registrant’s current Annual Covered Employee Incentive Compensation Plan and Annual Executive Incentive Compensation Plan and permits certain incentive compensation awards that may be granted under the plan to qualify as “performance based compensation” as defined under regulations interpreting Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Equity Plan was approved by the Registrant’s Board of Directors, subject to approval of its stockholders, on March 10, 2009. The Equity Plan increases the number of shares of the Registrant’s common stock authorized for issuance under the plan by 21,380,000 shares and permits certain awards that may be granted under the plan to qualify as “performance based compensation” as defined under regulations interpreting Section 162(m) of the Internal Revenue Code of 1986, as amended.

Information regarding the terms of the Annual Plan and the Equity Plan can be found in the Registrant’s definitive proxy statement (the “Proxy Statement”) for the 2009 annual meeting of stockholders filed with the Securities and Exchange Commission on April 1, 2009 under the captions “Items to be Voted On — Item 3 Approval of the Material Terms of the Annual Executive Incentive Plan” and “Items to be Voted On — Item 4 Approval of 2009 Equity Incentive Plan” and is incorporated by reference herein.

The form of stock option award agreement under the Equity Plan, attached as Exhibit 10.3, was approved by the Compensation and Succession Committee of the Registrant’s Board of Directors, subject to stockholder approval of the Equity Plan, on April 14, 2009.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 19, 2009, the registrant issued a press release announcing (1) a quarterly dividend and (2) that it completed its review of the U.S. Treasury’s Capital Purchase Program and, given its strong capital and liquidity positions, its decision to not participate. A copy of the press release is furnished as Exhibit 99 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

10.1	The Allstate Corporation Annual Executive Incentive Plan, incorporated herein by reference to Appendix B of The Allstate Corporation’s Proxy Statement filed April 1, 2009. (File No. 1-11840).

10.2	The Allstate Corporation 2009 Equity Incentive Plan, incorporated herein by reference to Appendix C of The Allstate Corporation’s Proxy Statement filed April 1, 2009. (File No. 1-11840).

10.3	Form of Option Award Agreement for awards granted on or after May 19, 2009 under The Allstate Corporation 2009 Equity Incentive Plan.

99	Registrant’s press release issued May 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:
/s/ Jennifer M. Hager
Name: Jennifer M. Hager
Title: Assistant Secretary
Date: May 19, 2009